INVESCO TREASURER'S SERIES FUNDS, INC.


Supplement Dated June 12, 2003 to the Statements of Additional Information Dated
                           as of September 30, 2003.

Effective July 1, 2003, Fund Management Company (the "distributor") will be the Funds' distributor and will be responsible for the sale of the Funds' shares. All references in this Statement of Additional Information ("SAI") shall refer to Fund Management Company after that date. A director of the Funds may be affiliated with the distributor. The distributor's address is: A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

The front cover page of each Statement of Additional Information is amended to
(i) delete the first sentence of the second paragraph in its entirety and (ii) substitute the following in its place:

Effective July 1, 2003, to obtain a free copy of the current Prospectus(es), SAI, annual report, and semiannual report, write to A I M Fund Services, Inc.,
P. O. Box 0843, Houston Texas 77210-0843; or call 1-800-695-1005.

Effective July 1, 2003, the section of each Statement of Additional Information entitled "Management of the Fund(s) - Directors and Officers of the Company - Interested Officers and Directors" is amended to (i) delete the first paragraph in its entirety and (ii) substitute the following in its place:

Messrs. Cunningham and Healey are Interested Directors by virtue of the fact that they are officers of INVESCO. Mr. Williamson is an Interested Director by virtue of the fact that he is an officer of AMVESCAP PLC, the parent company of INVESCO.

Effective July 1, 2003, the section of the Statement of Additional Information entitled "Performance" is amended to add the following paragraph before the first paragraph:

From time to time, the Funds' advertising and/or sales literature may include discussions of general economic conditions, interest rates or generic topics pertaining to the mutual fund industry.